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                               LEADER MUTUAL FUNDS

                   Supplement Dated December 20, 2004 to the
     Investor A and B Shares Prospectus, Institutional Shares Prospectus and
                             Sweep Shares Prospectus
                              Dated January 1, 2004

                            LEADER GROWTH EQUITY FUND
                           LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                           LEADER TAX-EXEMPT BOND FUND
                          LEADER INTERMEDIATE BOND FUND
                           LEADER SHORT TERM BOND FUND
                       LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND
                    (EACH A "FUND" AND TOGETHER THE "FUNDS")

INVESTOR A AND B SHARES PROSPECTUS, INSTITUTIONAL SHARES PROSPECTUS AND SWEEP SHARES PROSPECTUS

The Board of Trustees of LEADER Mutual Funds (the "Trust") has approved the terms of Agreements and Plans of Reorganization (each, a "Reorganization Plan" and together, the "Reorganization Plans") relating to each series of the Trust (each series a "Fund" and together the "Funds"). Under the Reorganization Plans, the LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund, each a series of the Trust, would merge with and into newly created corresponding series of Regions Morgan Keegan Select Funds (the "Acquiring Trust") and the LEADER Short Term Bond Fund, a series of the Trust, would be merged with and into Regions Morgan Keegan Select LEADER Short Term Bond Fund, a newly created series of Morgan Keegan Select Fund, Inc. (the "Acquiring Corporation").

Morgan Asset Management, Inc. ("MAM") will serve as the investment adviser for the newly created series of the Acquiring Trust and the Acquiring Corporation with overall supervisory responsibility for the investment activities of each series of the Acquiring Trust and Acquiring Corporation.

The reorganization of each Fund is contingent upon the satisfaction of a number of conditions, including the approval of the shareholders of that Fund. Shareholders of the Funds will receive a prospectus/proxy statement relating to the proposed Reorganization Plans prior to a special meeting of Fund shareholders at which approval of the Reorganization Plans will be considered. Shareholders are urged to read the prospectus/proxy statement carefully when it becomes available. It will contain important information regarding the Reorganization Plans.

If approved by the Funds' shareholders, the reorganizations proposed in the Reorganization Plans are currently expected to close on or about February 18, 2004.

Effective June 30, 2004, Union Planters Corporation, the parent of Union Planters Investment Advisors (the "Current Adviser"), merged with and into Regions Financial Corporation ("RFC") (the "Merger"). The Merger constituted a change in control of the Current Adviser and resulted in the automatic termination of the investment advisory agreements under which the Current Adviser managed each series of LEADER Mutual Funds (the "Trust") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, due to current engagements of KPMG LLP ("KPMG"), the independent accountants to the Trust, with RFC and its affiliates, KPMG is no longer allowed to serve the Trust in such role and has resigned as the Trust's independent accountants. At a special meeting (the "Meeting") of the Board of Trustees of the Trust (the "Board") held on June 28, 2004, the Board approved: (i) the engagement of MAM, an indirect wholly owned subsidiary of RFC, to replace the Current Adviser as the investment adviser to each series of the Trust; and (ii) PricewaterhouseCoopers LLP ("PwC") to replace KPMG as the independent accountants of the Trust for the fiscal year ending August 31, 2004.

Founded in 1986, MAM is an indirect wholly owned subsidiary of RFC, a publicly held financial holding company that provides banking and other financial services. MAM also serves as investment adviser to Regions Morgan Keegan Select Funds, which consists of ten separate series; Morgan Keegan Select Fund, Inc., which consists of two separate series; RMK High Income Fund, Inc., a closed-end investment company listed on the New York Stock Exchange under the ticker symbol RMH; RMK Strategic Income Fund, Inc. a closed-end investment company listed on the New York Stock Exchange under the ticker symbol RSF; RMK Advantage Income Fund, Inc., a closed-end investment company listed on the New York Stock Exchange under the ticker symbol RMA; and Regions Morgan Keegan Trust. As of August 31, 2004, MAM had more than $13 billion in total assets under management.


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MAM has several portfolio managers committed to the day-to-day management of the
Funds. The following table identifies each Fund's portfolio manager(s):

FUND                                    PORTFOLIO MANAGER(S)
----                                    --------------------
Growth Equity Fund                      Walter A. Hellwig and Charles A. Murray
Growth & Income Fund                    Walter A. Hellwig
Balanced Fund                           Walter A. Hellwig and Charles A. Murray
Tax-Exempt Bond Fund                    Chad A. Stafko and John B. Norris
Intermediate Bond Fund                  Michael L. Smith and John B. Norris
Short Term Bond Fund                    James C. Kelsoe and David H. Tennehill
Tax-Exempt Money Market Fund            Chad A. Stafko and John B. Norris
Money Market Fund                       Chad A. Stafko and John B. Norris

Walter A. Hellwig - Mr. Hellwig has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Hellwig is currently a Senior Vice President and Senior Portfolio Manager of MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Hellwig has twenty-eight years of experience in the investment management and research of equity and fixed income securities. Mr. Hellwig has a BSBA and an MBA from Washington University of St. Louis.

James C. Kelsoe, CFA - Mr. Kelsoe has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Kelsoe is currently Managing Director of Morgan Keegan, Inc., and Senior Portfolio Manager of MAM. Mr. Kelsoe has fourteen years of experience in the investment management and research of fixed income securities and alternative investments. Mr. Kelsoe has a BS in Finance from the University of Alabama. He is a Chartered Financial Analyst.

Charles A. Murray - Mr. Murray has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Murray is currently a Senior Vice President, Senior Portfolio Manager, and Senior Equity Strategist for MAM. Mr. Murray has over thirty years of experience in investment management, research and banking. Mr. Murray serves as the Portfolio Manager for the Regions Morgan Keegan Select Mid Cap Growth fund, Regions Morgan Keegan Select Growth Fund, and Regions Morgan Keegan Select Balanced Fund. Mr Murray received a Bachelor of Science degree in Finance from the University of Alabama in 1970. He is a Chartered Financial Analyst.

John B. Norris, V - Mr. Norris has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Norris is currently a Senior Vice President, Senior Portfolio Manager and Economist for MAM. He is also the Economist for Regions Financial Corporation. Mr. Norris has twelve years of experience in the investment management and research of money market and fixed income securities. Mr. Norris has a BA in History from Wake Forest University and an MBA from the University of Baltimore. He is a candidate in the Chartered Financial Analyst program.

Michael L. Smith - Mr. Smith is currently a Senior Vice President and Senior Portfolio Manager at MAM. From 2000 to 2004, Mr. Smith served as a Senior Portfolio Manager for SouthTrust Asset Management where he was responsible for managing all core institutional fixed income portfolios. From 1999 to 2000, Mr. Smith was a Vice-President and Institutional Salesperson at UBS Paine Webber. From 1993 to 1999, Mr. Smith was a Fixed Income Strategist and Portfolio Manager at Salomon Smith Barney. Mr. Smith has over fourteen years experience in investment research, trading, and portfolio management. Mr. Smith has a BSBA from the University of Denver and an MBA from the Owen School at Vanderbilt University.

Chad A. Stafko - Mr. Stafko has served as a Portfolio Manager for at least the past 5 years. Mr. Stafko is currently an Assistant Vice President and Portfolio Manager for MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Stafko has five years of experience in the investment management and research of money market, fixed income and equity securities. Prior to joining the financial services industry he was in public accounting. Mr. Stafko has a BS in Finance and an MBA from Southern Illinois University.

David H. Tannehill - Mr. Tannehill is currently a Portfolio Manager at MAM. From 2001 to 2004, Mr. Tannehill was a Portfolio Manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed income securities. Mr. Tannehill has twenty years of investment experience in investment research and portfolio management. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He is a Chartered Financial Analyst.

PwC, located at 100 East Broad Street, Columbus, Ohio 43215, will serve as independent accountants to the Trust. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

INVESTOR A AND B SHARES PROSPECTUS ONLY

Effective October 14, 2004, Investor B Shares of the Funds were closed to new investors. Shareholders of Investor B Shares who have their dividends and distributions automatically reinvested in additional Investor B Shares of the Funds will continue to have their distributions automatically reinvested in additional Investor B Shares.

Investors wishing to purchase shares of a Fund may purchase Investor A Shares of the Fund. See the section entitled "Shareholder Information" in the Prospectus for information regarding the purchase of Investor A Shares.

                                  * * * * * * *

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. Investors should retain this Supplement for future reference.